Cal-Maine Foods

Stephens Annual Investment Conference

December 2, 2021

Dolph Baker, Chief Executive Officer
Sherman Miller, President and Chief Operations Officer
Max Bowman, Chief Financial Officer

PUBLIC GROWTH
25 years
IPO 1996
AND SERVICE

Forward looking statements and use non GAAP financial measures Forward‐Looking and Cautionary Statements This presentation contains “forward‐looking statements” relating among other things, our shell egg business, including estimated future producti on data, expected construction schedules, projected construction costs, potential future supply and demand for our products, potential future corn and soybean price trends, potential future impact our business of the novel coronavirus (“COVID‐19”) pandemic, potential future impact on our business of new legislation, rules or policies, potential outcomes of legal proceedings, and projected operating data, results of operations and financial condition. Such forward‐looking statements are identified the use of words such as “believes,” “intends,” “expects,” “hopes,” “may,” “should,” “plans,” “projected,” “contemplates,” “anticipates,” or similar words and are subject to the safe harbor created by the Private Securities Lit igation Reform Act 1995. Actual results could differ materially from those projected the forward‐looking statements. The forward‐looking statements are based on management’s current intent, belief, expectations, estimates, and projections regarding us and our industry. These statements are not guarantees of future performance and involve risks, uncertainties, assumptions, and other factors that are difficult predict and may be beyond our control. The factors that could cause actual results differ materially from those projected the forward‐looking statements include, among others, the risk factors set forth in our reports we file from time to time with the SEC (including our Annual Report on Form 10‐K, our
Quarterly Reports on Forms 10‐Q and our Current Reports Forms 8‐K), (ii) the risks and hazards inherent in the shell egg business (including disease, pests, weather conditions, and potential for product recall), (iii) changes the demand for and marke prices of shell eggs and feed costs, (iv) our ability predict and meet demand for cage‐free and other specialty eggs, (v) risks, changes, obligations that could result from our future acquisition of new flocks businesses and risks or changes that may cause conditions to completing pending acquisition not be met, (vi) risks relating the evolving COVID‐19 pandemic, including without limitation increased costs and growing inflationary rates and (vii) adverse results pending igation mat ters. You are cautioned not to place undue reliance on forward‐looking statements because, while we believe that the assumptions on which the forward‐looking statements are based are reasonable, there can be no assurance these forward‐looking statements will prove to be accurate. Further, the forward‐looking statements included herein are only made as the respective dates thereof, no date is stated, as the date hereof. Except otherwise required by law, we disclaim any intent or obligation to publicly update these forward‐looking statements, whether as result of new information, future events or otherwise. Notice Regarding Non‐GAAP Financial Measures addition U.S. GAAP financial measures, this presentation contains and may refer to certain non‐GAAP financial measures. These non‐GAAP financial measures are addition to, not a substitute for superior to, measures of financial performance prepared in accordance with GAAP.
These non‐GAAP financial measures should not be considered replacements for, and should be read together with, the most comparable GAAP financial measures. Reconciliations to the most directly comparable GAAP financial measures and statements of why management elieves these measures are useful investors are included herein the reconciliation not presented on the page which the measure is published.

Cal-Maine Foods' snapshot

Cal-Maine Foods

Egg market scale

#1

Shell egg producer and distributor in U.S. leading peers in key metrics[1]

~19%	23	~11.9%	3,286
retail egg market share[2]	integrations since 1989	share of U.S table egg layer flock[3]	colleagues[4]

Financial highlights FY 2021

$1.3 bn sales

$49.7 mm EBITDA[6]

1.1 billion egg dozens sold

64 million lbs.[7] egg products sold

~28 thousand acres owned

~0x[8] leverage

Our operating reach[5]



CALM operation
Eggland's Best™ Exclusive Franchise Territory

Attractive market presence in southern U.S

Egg-Land's Best™ specialty franchise in NYC, LA and other major metro areas

Category sales[9]



57%
40%
3%
Conventional
Specialty
Egg products and other

Channel sales[10]



90%
7%
3%
Retail
Foodservice
Egg products

Presentation citations are available in the Appendix. Select items in this presentation may have been updated post-first production and are available in the presentation posted on the Cal-Maine Foods website.

2

Key management focus areas Focus on food choice offerings Augment value drivers 3 Position for future growth Cultivate portfolio of high quality, food choice offerings that meet heightened need for affordable and nutritious protein Drive shell egg mix shift premium categories, including organic, nutritionally enhanced, cage free, pasture - raised and free range eggs; scale convenience ready eat and liquid offerings Leverage leading position as scaled producer and distributor eggs and egg products to harness key production and expense efficiencies amidst inflationary headwinds Continue providing excellent service and capabilities retail and food service customers Focus improving our financial results in a commodity like, cyclical operating environment Maintain ability to pursue attractive and opportunistic acquisitions with flexibl e access to capital Selectively platform infrastructure toward cage free and other specialty production, including nutritionally enhanced, pasture raised and free range eggs Enhance sustainability efforts; key focus includes human capital, food safety, animal welfare and continued commitment to strong corporate governance Paced investments in existing and bolt on capabilities that support expanded product offerings, including premium shell eggs and portable convenience foods Focus on capital allocation optimization that supports reinvestment the business

Position food portfolio to meet nutrition imperatives

1 Focus on food choice offerings

Cal-Maine Foods

Global trajectories to 2050

Larger population

9.3 billion people[1]

Larger food need

60% more food required[1]

Larger calorie gap

69% calorie gap[2]

2006 2050

Rising public health needs

Better health

Eggs supply "key nutrients" that support infant brain development in first two years of life[3]

Better nourishment

Eggs "uniquely positioned"[4] to support UN goals of zero hunger and good health and well-being[5]

Better calories

Eggs "gold standard" for protein; each large egg delivers a daily serving[6]

Call to action: feed people

We will continue to

- Uphold our mission to serve as the most sustainable producer and reliable supplier of consistent high-quality, fresh eggs and egg products in the United States
- Support a socially beneficial product portfolio in alignment with our belief that: **"Access to nutritious and affordable food is a fundamental human right."**[7]

4

Drive favorable food portfolio mix while meeting customer needs

1 Focus on food choice offerings

Cal-Maine Foods

Continue driving shell egg mix shift[(1)]

FY shell egg volumes (million dozens sold)



1,039
1,073
24%
76%
27%
73%
2019
2021
Conventional
Specialty

- Steady increase in specialty shell egg sales volume since FY 2019[(2)]
- Aligned shell egg mix with evolving consumer preference, current and expected state mandates

Conventional and specialty egg contribution to FY net shell egg sales & net average selling price (NASP)



Enterprise NASP $1.265
Enterprise NASP $1.217
61.6%
$1.041
$1.933
38.4%
58.7%
$0.976
$1.876
41.3%
2019
2021
Conventional egg revenue
Specialty egg revenue
Conventional NASP
Specialty NASP

- Shell egg prices experienced headwinds given oversupply
- Continue to drive premium product mix shift & net sale contributions
- Expand specialty capabilities, including free-range and pasture-raised[(3)]

Service differentiating market[(4)]

Despite mix shift, conventional eggs maintain leading market share (%)



4%
11%
7%
78%
5%
13%
8%
73%
~5% mix shift
2019
2021
Conventional
Nutritionally enhanced
Cage-free and organic
Free-range and pasture-raised

- Despite continued mix shift, conventional egg maintains core retail market position
- CALM aligns production and offerings to meet our retail customers' needs for these core products

Conventional eggs comprise ~73%
U.S. retail market

Scale portable protein offerings

Attractive category



- ✓ Protein-packed
- ✓ Keto-friendly & gluten-free
- ✓ Portable snacking
- ✓ Kid-friendly

- Investment in **fresh and portable protein** positioned for attractive market
- Missouri-based MeadowCreek operation expected on-line in April 2022; plan to self-supply majority of eggs with initial focus on hard-cooked egg products
- 500,0000 lbs., or 13,320 cases shell equivalent, weekly hard-cooked capacity coming online, or ~26 million pounds
- Leverage distribution relationships and drive category expansion from dairy to deli aisle at retail; pursue growth in commercial food services

5

Maintain operating resilience in challenging market

1 Focus on food choice offerings

Cal-Maine Foods

Monitor flock & egg supply[1]

U.S. table egg average layer flock and table egg production (TTM billion dozens as of CY November)



311.3
7.4
298.6
7.1
309.1
7.4
320.8
7.8
332.2
8.0
337.0
8.2
326.8
8.1
323.1
8.1
2014 2015 2016 2017 2018 2019 2020 2021
Layer hen average inventory (TTM millions)
Table egg production (TTM billion dozens)

- TTM average layer hen inventory below recent years' holiday season
- Avg. Oct. 21 layer inventories increased to 324.9 million, up ~60 bps YOY
- Avg. Oct. 21 layer inventories ~120 bps below five-year average of 328.7 million

Monitor egg demand[2]

Annual U.S. table egg per capita disappearance, Large Grade A price per dozen and consumer avg. retail egg expenditure



$58
$1.42
268
$63
$1.82
AI peak
256
$56
$0.86
280
$55
$1.01
288
$64
$1.38
293
$58
$0.94
287
$64
$1.12
284
$1.17
288
$1.17
Per capita disappearance increase est. ~7.5%
2014 2015 2016 2017 2018 2019 2020 2021e 2022e
Annual U.S. table egg per capita disappearance
Grade A large egg dozen price
Retail egg spend

- U.S. shell egg production disappearance per capita estimated increase ~7.5% CY 2014 – 2022
- Bellwether Grade A New York large conventional price per dozen estimate relatively flat projected for CY 22 at $1.17

Monitor margin drivers[3]

FY net shell egg sales, net average selling price (NASP) $; GM (%); sales $ millions; price $ per dozen



$1.36
$1,388
21%
$1.43
$1,530
25%
$1.74
$1,838
34%
$1.01
$1,050
4%
$1.40
$1,459
24%
$1.27
$1,320
16%
$1.23
$1,320
13%
$1.22
$1,312
12%
2014 2015 2016 2017 2018 2019 2020 2021
Net shell egg sales
Enterprise gross margin
Net average shell egg price

- Post-AI-related cull, U.S. layer flock rebounded; shell egg NASP moderated
- Enterprise gross margins narrowed post-FY 18 given selling price moderation
- Will maintain focus on what we can control amidst current and potential future inflationary headwinds

Drive self-produced volumes

Favorable self-produced shell egg expense profile $ / dozen sold



$1.01
24%
32%
44%
$1.22
Self-produced
Purchased
Feed
Other
Processing, packaging and warehouse

- Steady increase in self-produced volumes to 91%, up from 84% in FY 17
- Feed expense primary driver of self-production cost
- Other production expense includes facility, amortization and outlays tied to flock health and biosecurity

6

Leverage production capabilities capture efficiencies Focus on food choice offerings Manage cost of sales(1) Cost sales millions & YoY % change $1,138 2.5% 21.9% 19.6^ 55.9% 2019 $1.172 2.2% 19.8% 20.0% 57.8% 2020 $1,118 2.4% 14.9% 21.0% 61.5% 2021 3.0% 1.4% Egg products and other Egg purchases and other (including change inventory) Processing, packaging, and warehouse Farm product Modest cost of sales increases given input headwinds Cost of sales driven by farm production expense Largely feed ingredients, facility amortization Other expense drivers include cartons and other packaging, labor and warehousing Embed supply chain resilience (2) FY 21 top twenty vendor expense 46.2% 17.5% 16.8% 8.1% 4.0% 3.4% 4.1% Feed ingredients Egg purchases Egg cartons and packaging Franchise and marketing Housing and equipment Poultry stock Labor Dual and multi sourcing practices for key inputs, including feed ingredients, egg cartons and packaging Minimizing reliance on outside egg purchases FY 22 with acquisition of remaining interest in Red River Valley Egg Farm(3) Opportunistic on feed expense Monthly avg. commodity prices observed on CBOT Corn / bushel 7.50 7.00 6.50 6.00 5.50 5.00 4.50 4.00 3.50 3.00 2.50 Observed feed prices have moderated off highs $442.93 $6.76 $5.71 $353.12 Nov 19 Mar 20 Jul 20 Nov - 20 Mar 21 Jul - 21 Nov 21 500 450 400 350 300 250 200 Corn px Soybean meal px Soybean / ton Recent high feed input volatility, which may modulate FY 2022(4) Continue purchase feed market levels; leverage storage facilities post harvest where appropriate; capture relatively attractive basis Capabilities include significant grain storage capacity and ability execute the mar ket(5) Monitor feed sensitivity (6) Bushel corn Ton of soybean meal in feed ingredient per dozen impact $0.29 $27.50 $0.01 $0.01 Remained focused on monitoring feed ingredients’ prici exposure Stay close to market with purchases; no feed ingredients’ hedging Our analysis flexes feed ingredients’ price change impact on per dozen shell egg farm production costs Continue to access markets opportunistically

Continued excellent service for blue-chip customer base[1]

2 Augment value drivers

Cal-Maine Foods

Serve diverse customer base

- Serve retail, wholesale and foodservice customers with focus on augmenting long-standing relationships
- Top-three customers represent **48.6%** of revenue
- No customer represented more than **29.8%** of net sales

Manage top-ten relationships

Customer			
1	Walmart / Sam's Club	6	ALDI
2	H E B	7	Costco
3	Publix	8	Specialty Egg[2]
4	Food Lion	9	Kroger
5	Wakefern	10	C & S Wholesale Grocers

- Network serves more than 60,000 retail locations with top 100 customers
- Scale and reach drives synergies; capabilities include store door and distribution center delivery
- Proximity helps capture backhaul efficiencies in rising freight cost environment

Provide choice offerings[3]

Strive to serve as preferred provider of choice

- Conventional white
- Nutritionally enhanced
- Organic
- Cage-free
- Brown
- Free-range
- Pasture-raised
- Liquid egg products
- Hard-cooked eggs


GRADE A
LARGE
EGGS
36 EGGS
Organic
ORGANIC

Integrate and upcycle product

Table egg size increases with layer hen maturity

Medium
portable protein & food service

after ~15 laying weeks

Large+
popular at retail

- Integrated production and processing capabilities help leverage more value from eggs harvested in pre-peak lay phase
- Ability to upcycle eggs into hard-cooked egg products helps drive retail and commercial throughput and category penetration

8

Focus on improving our financial results

2 Augment value drivers

Cal-Maine Foods

Drive net sales(1)

Revenue levered to shell egg net average selling price (NASP)



$1,075
$1.007
$1,503
$1.397
$1,361
$1.265
$1,352
$1.231
$1,349
$1.217
2017
2018
2019
2020
2021

- Strive to drive top-line improvements
- Revenue levered to shell egg net average selling price
- Continued mix shift toward specialty egg volumes helps mitigate reliance on relatively more volatile conventional shell egg prices

Drive key indicator excellence

Key indicator	Select influences that drive best-in-class outcomes
Rate of lay	Feed, water, ventilation, light and housing system
Feed conversion ratio	Genetics, age, feed quality, housing system
Percent of Grade A	Egg handling system, layer body weight, protein rations, lighting, feed intake
Flock loss	Injury, illness, mortality
Dozens per labor hour	Housing system, processing, shipping

Drive EBIDTA growth(2)

EBITDA $ millions and % margin



(6%)
$(62)
$255
17%
$128
9%
$79
6%
$50
4%
2017
2018
2019
2020
2021
Adjusted EBITDA
Adjusted EBITDA margin

- Focused on driving EBITDA with top-line improvements, including continued shell egg sales' mix shift toward specialty eggs and increased egg products sales
- Look for more normalized feed ingredient prices to support gross margins along with continued SG&A management

Focus: long-term profitability(3)

FY earnings per diluted common share



-$1.54
$2.60
FY18 benefited from reduced flock inventory post-AI
$1.12
$0.38
$0.04
2017
2018
2019
2020
2021
Fiscal year earnings per diluted common share $

- Earnings challenged by lower egg selling prices and recently, feed ingredient input pricing
- Maintain focus on platforming business for future profitability
- Continued cash deployment for strategic acquisitions, specialty egg and egg product capabilities and continuous improvement

9

Build on strong acquisition and integration track record

2 Augment value drivers

Cal-Maine Foods

Successfully leverage integration expertise

Targets integrated

23
since 1989[1]

Acquisition benefits

- Geography
- Milling
- Cage-free capability
- Processing

Synergy highlights

- Customer proximity
- Specialty franchise access
- Integrated distribution
- Scalable throughput

Successful integration history informs our outlook

Maintain selective deal posture



13.5%
8.4%
6.1%
6.1%
4.6%
61.2%
Cal-Maine Foods
Rose Acre Farms
Versova Holdings
Hillandale Farms
Daybreak Foods
Other

Fragmented industry[2]

Top 5
market players comprise
~39%
of layer hen production

Recent meaningful opportunities[3]

Cage-free capabilities

- Dec. 2020, Guthrie, Kentucky; announced $40.1 mn. investment in layer hen and pullet capacity
- Jun. 2021, Red River Valley Egg Farm, Texas; $48.5 mn. investment to acquire remaining interest in JV to augment layer hen and pullet capacity[4]
- Oct. 21, Okeechobee, Florida; announced $23 mn. investment in layer hen and pullet capacity

Convenience food

- October 2021: Missouri-based MeadowCreek operation will produce hard-cooked and other higher-value egg products

Distribution and warehousing

- Plans to enhance distribution and warehousing capabilities

10

Poised to supply transitioning shell egg demand[(1)]

2 Augment value drivers

Cal-Maine Foods

Cage-free demand drivers

Husbandry focus

appetite for diverse housing conditions

Aviary | Free-range | Pasture-raised

Consumer social responsibility

focus on human and animal health and well-being

Organic | Nutritionally enhanced | GMO-free

Legislative actions

~27-32% households expected to reside in mandated cage-free states in 2026[(2)]

Cage-free demand requirements

Assess current state

~29% - 32% flock currently housed in cage-free conditions[(3)]

Meet retailer commitments

~70% flock may require cage-free housing by 2026; avg. capital cost ~$45 per bird[(4)]

Invest capital

~$6 billion required industry investment to build cage-free capacity[(5)]

CALM cage-free supply plan

Meet customers' needs

~$503 million



CALM cumulative commitment to expand cage-free capabilities since 2008[(6)]

Align sales

~23% FY 21 revenue tied to cage-free egg sales; plan to pace revenue with cage-free uptake[(7)]

Monitor retail category results

Cage-free comprises ~21% retail volume mkt. share; ~36% share of retail $ spend[(8)]

11

3 Position for future growth
Cal-Maine Foods

Evolving our strong human capital focus

Drive strong safety outcomes[1]


OSHA safety outcomes: poultry-raising industry
Total recordable injury rate (TRIR) %
Industry data N/A
5.2
4.9
4.5
3.5
2.9
2019
2020
2021
CALM TRIR
Poultry-raising TRIR

- Strong and steadily improving safety outcomes versus industry
- 100% of hatchery, on-farm production, processing, egg product and distribution sites maintain Safety and Health Committees

Engage colleagues on safety

100%

operating locations offer multi-lingual, task-specific training

COVID safety measures

continued adherence to CDC guidance, including masking and sanitizing emphasis

- 100% of operating locations maintain Safety and Health Committees with individual contributor representation from production, processing, feed mill and transportation units along with senior enterprise leaders
- Strong culture of OSHA-aligned safety training and reporting

Enhance human rights focus

Cal-Maine Foods *Human Rights Statement*

"Access to nutritious and affordable food is a fundamental human right."[2]


2 ZERO HUNGER
3 GOOD HEALTH AND WELL-BEING
8 DECENT WORK AND ECONOMIC GROWTH

- CALM Board of Directors approved *Human Rights Statement* in 2021
- Highlights include commitment to offer nourishing, healthy products, freely chosen, attractive employment opportunities and a supportive work culture

Offer attractive work culture[3]

Health and wellness plan

Retirement plan

Insurance

Colleague assistance

- Strive to attract and retain talent with attractive corporate culture and opportunities
- Manage through staffing headwinds in select locations
- Pay competitive market compensation and benefits where we operate
- Tracking at ~3% premium average weekly wage versus industry

12

Scaling our commitment to sustainability

3 Position for future growth

Cal-Maine Foods

Quality Food Choices

Our efforts continue to drive strong results

#1
ISS Quality Score: product safety, quality and brand[1]

Zero
product recalls or market bans in prior three fiscal years[2]

100%
SQF(™)-certified
with very strong compliance record[3]

Environmental stewardship

We continue to evaluate our impacts

GHG intensity
relatively favorable animal protein emission profile[4]

CO_2 = Emissions intensity

Land use
our owned farms carefully manage nutrient plans[5]

Water use
committed to robust water management in value chain[6]

Animal Welfare

Our certifications evidence strong welfare commitment[7]

United Egg Producers Certified — Produced in Compliance with United Egg Producers' Animal Husbandry Guidelines

Certified Humane Raised & Handled

American Humane Certified

along with breed selection



The white Leghorn, a relatively high-welfare breed, produces the majority of our eggs

- Select breeds that display favorable welfare outcomes tailored to production style and housing conditions
- Water, nutrition and handling protocols are part of animal welfare program that advances our ability to deliver for stakeholders

Corporate governance

Committed to strong and diverse board[8]

Independent members	57%
Female composition	29%
Racial or ethnic diversity	14%

- Committed to board diversity and independence
- Outside director joined the Board in March 2021, increasing board size and strengthening board diversity
- Board finance and operations expertise drive sound financial controls and robust risk management

13

Execute against capital allocation priorities Position for future growth Manage cash priorities(1) Historical use of cash ($ millions $152 $86 $67 2017 $20 $20 2018 $128 $42 $18 $68 2019 $169 $45 $124 2020 $97 $2 $95 2021 $56 $45 $11 1Q 2022 Capex Acquisitions Dividends paid Maintain selective acquisition posture for cage free capacity Maintain variable dividend policy (1/3 net income paid quarterly after recovery of losses) Balance liquidity (2) Cash and investments AFS ($ millions $18 $138 2017 $48 $283 2018 $69 $250 2019 $78 $154 2020 $57 $112 2021 $17 $74 1Q 2022 Cash and cash equivalents Investment securities available for sale (AFS) Maintain cash and securities’ balances to support business as usual and operating needs Continued focus fund cash investments to position for longer term growth, primarily organic and bolt cage free opportunities Maintain conservative leverage Historical net debt ($ millions ($145) 2017 ($325) ($317) ($231) ($169) 2017 2018 2019 2020 2021 Maintain conservative leverage profile Focus balance sheet optimization that supports investment pipeline and flexible capital access Recently closed revolving facility provides flexibility and allows for future growth Manage capex pipeline (3) FQ trailing cage free investment pipe line millions $31 $95 $`15 $58 $108 $165 $52 $90 $142 $47 $94 $141 $39 $99 $139 1Q 21 2Q 3Q 21 4Q 21 1Q 22 Projected spend Deployed quarter end Outstanding projected spend Committed ~$503 million facilities, equipment and related operations expand cage free production since 2008(3) Pipeline tenor relatively balanced between projected new spend and roll off Will continue pace investmentincagefreecapabilitiesinlinewithmarketdemandand customerneed

Key takeaways for CALM positioning Largest producer and distributor of fresh shell eggs and egg products the U.S. Proven and highly efficient operators with deep talent bench and industry expertise Nimble and poised meet evolving consumer food choice preferences Strong commitment sustainable operating platform Significant growth and acquisition opportunities fragmented market 6 Robust financial position to support growth initiatives 1.073 billion dozens sold(1) 60+ years operating history Quality food choice at the heart of all we do Sustainability core to our mission Experienced acquirer integrator Prudential capital allocation inspires

Appendix

We are proud of our proven and highly efficient operating expertise[1]

Fully integrated operations

Production and processing capabilities of ~6.8 million eggs per hour

- 3 breeding
- 25 feed mills
- 3 sales and distribution
- 2 hatching
- 44 processing, packaging
- 24 pullet rearing
- 41 production

Production to distribution

Support laying

- Computer-controlled feeding, temperature and lighting
- Monitor humidity and ventilation to maintain conditions

Collection

- Move eggs on automated belts from laying facilities to processing plants for immediate grading and inspection

Wash, grade & pack

- Clean eggs graded in quality-control centers based on shell, white and yoke quality and air cell size; eggs weighed, finished in cartons

Refrigerate & deliver

- Eggs are refrigerated and placed in coolers
- Most eggs are delivered in climate-controlled trucks to supermarkets within days of lay

Flock housing


9%
91%
Company-owned
Contract production

Flock composition[2]


10.8
37.8
Layers
Pullets and breeders

17

Key U.S. Shell egg market drivers’ visualizations Productive layer hen inventory (%) change(1) 8.0% 6.0% 4.0% 2.0% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov 0.9% 3.4% year range 2020 2021 year average Breaking egg activity (% charge)(3) September break up 6.5% YoY following 2020 10% decrease; tracking modestly above five year average 30.0% 20.0% 10.0% 0.0% 10.0% 20.0% 30.0% 40.0% 6.5% 10.1% Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov year range 2020 2021 year average Table egg production (%) change(2) October table egg production up ~90 bps YoY; tracking modestly below five year average % change 15.0% 10.0% 5.0% 0.0% 5.0% 10.0% Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov year range 2020 2021 year range 0.9% 2.2% Table egg type hatch (% change)($) October hatch down 9.4% YoY: 2021 YTD up modesty vs. 2020 and five year average 25.0% 20.0% 15.0% 10.0% 5.0% 0.0% 5.0% 10.0% 15.0% 20.0% Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2.8% 9.4% year range 2020 2021 year average

Key U.S. shell egg market drivers’ tables Productive layer hen inventory(1) Table egg production(2) Breaking egg activity(3) Table egg type hatch(4) Productive layer hen inventory (ex molt) November 202 1) / USDA Chicken and Egg Report in millions 2016 2017 2018 2019 2020 2021 5 year average - year max year min 21 vs 20 YoY % change levels vs. 5 year average Jan 293.0 316 323 336.7 334 319 326.1 3367 316 1.9% 2.0% Feb 295.2 314 318.9 331 327.0 321.4 322.6 331 314 3 0.4% 0.4% Mar 305 312 326.9 336.9 324 321.6 324.6 336.9 312.5 0.9% 0.9% Apr 301.9 315 326.5 339 327.0 320.5 325 339 315 1.6% 1.6% May 301.7 310.6 321.0 331 312.9 312.0 317.6 331 310.6 1.8% 1.8% Jun 301.2 3097 321 327.2 306.2 309.1 3147 327.2 306.2 1.8% 1.8% Jul 301.2 3097 324.8 323 309 312.4 315 9 324.8 309.3 1.1% 1.1% Aug 301.8 310 324.2 322.4 311 312.9 316.3 324.2 310.5 1.1% 1.1% Sep 305 309 325 325 3 312.2 314.2 317 325 309.9 1.0% 1.0% Oct 308.7 313 327.1 327 - 314 316.6 319.8 327 313.2 1.0% 1.0% Nov 310.1 320.1 331 331 320.1 323 325 - 331 320.1 0.7% 0.6% Dec 316.6 326.0 337 - 337 323 N/A 328.13 337 - 316.6 N/A N/A Table egg production October 202 1) USDA MIS billion dozens 2016 2017 2018 2019 2020 2021 year average year max year min YoY % change 21 level vs. year average Jan 60.4 66.6 66.9 70.7 70.6 68.8 68.7 70.7 66.6 2.5% 0.2% Feb 57 - 59 60.6 634 64.9 62.0 68.7 70.7 66.6 4 5% 9.8% Mar 62.9 66.4 677 70.6 69.2 68.7 68.7 70.7 66.6 0.6% 0.0% Apr 60.7 64.0 654 68.5 65.8 66.2 68.7 70.7 66.6 0.6% 3.7% May 0 657 677 70.1 657 67.2
68.7 70.7 66.6 2.3% 2.2% Jun 60.9 637 65.6 67.0 635 64.8 68.7 70.7 66.6 2.0% 5.7% Jul 3 66.0 67.6 68.6 67.2 67 68.7 70.7 66.6 0.5% 1.896 Aug 63 65 68.2 68.9 675 67.8 68.7 70.7 66.6 0.5% 1496 Sep 62.3 63 66.6 67.1 653 66.2 68.7 70.7 66.6 1.4% 3.7% Oct 64.9 66.1 69.1 70 68.8 69.4 68.7 70.7 66.6 0.9% 0.9% Nov 63 67.9 69 677 N/A 66.8 693 63 N/A N/A Dec 66.9 68.0 71.0 71 69.6 N/A 69.4 71.5 66.9 N/A N/A YTD production 620.2 647.6 665.4 685.2 668.5 668.7 667.1 685.2 647.6 0.0% 0.2% Breaking egg activity November 202 1) USDA AMS dozen millions 2016 2017 2018 2019 2020 2021 year average 5 year max year min 2021 2020 YoY % change 21 level vs. year average Jan 16Q.2 196.2 194 210,5 223.9 177 200,5 223.9 177.5 20.7% 11, 5% Feb 164.5 185.8 177.1 190.8 201.4 170.7 185.2 201.4 170.7 15.3% 7.8% Mar 18Q.2 198.0 186,5 2054 19.3 1874 194 2 205.4 186,5 3.2% 3.5% Apr 187.7 183.8 192.1 206.1 158.6 185.5 185.2 206.1 158.6 17.0% 0.2% May 197.3 196.4 207.7 220.1 148,5 185.3 191.6 220.1 148,5 24.7% 3.3% Jun 200.4 198.1 206.7 204.0 l8l.l 200,3 198.1 206.7 181.1 10.6% 1.1% Jul 194.2 191.3 203.1 205.9 1897 199.8 198.0 205.9 189.7 5.3% 0.9% Aug 204.1 198.1 21.3.3 211.9 189.6 197.9 202.2 213.3 189.6 4.4% 2.1% Sep 196.2 183.8 203.8 205.0 184.3 196.2 194.6 205.0 183.8 6,5% 0.8% Oct 199.1 197.5 211.3 222.2 193.0 N/A 204.6 222.2 193.0 N/A N/A Nov 195.0 188.9 197 I9.3.I 186.0 N/A 192.2 197 186.0 N/A N/A Dec 194.9 189.2 205.6 212.6 1947 N/A 199.4 212.6 189.2 N/A N/A YTD breaking activity 1,702.8 1,731 - 1.7847 1,8597 1,670.8 1,700.6 1,749 1,8597 1,670.8 1.8% 2.8% Table egg
type hatch October 202 1) / USDA AMS in millions 2016 2017 2018 2019 2020 2021 year average 5 year max year min 2021 2020 YoY% change 21 level vs. year average Jan 47 45 51 9 52 50.9 51 9 45 5% 0.9% Feb 543 48.1 50.1 52.2 48.1 52.3 50.2 52 48.1 8.6% 0.9% Mar 57 58.1 55 - 56 62.3 57 62.3 7 10.9% 0.9% Apr 51 52.8 0 60.7 61.0 59 9 61.0 52.8 1.9% 0.9% May 53 59 60.8 52.8 57 56.8 60.8 52.8 8.6% 0.9% Jun 57 53 51 55 8 52.8 55 49 i% 0.9% Jul 41.6 41 50.8 46.1 50,3 48.0 50 41 9.0% 0.9% Aug 43 45 - 53 46.2 50.0 49 9 53 45 2.0% 0.9% Sep 449 42.7 49 50 50.0 2 48.4 50 42 5% 0.9% Oct 43 55° 1 50.6 45 - 51 45 9.4% 0.9% Nov 41.6 48 47 48.1 48.0 N/A 46.6 48.4 41.6 N/A N/A Dec 45 46.7 46.4 45 8 N/A 47 51 7 N/A N/A YTD hatching activity 498 487 540 5 536 - 523 530 523 540 487 5% 1.4%

Key U.S. shell egg market drivers’ visualizations Average layer hen inventory(1) October average layer hen inventory up ~60 bps YoY vs. 2020 lows: tracking with five year average 10.0% 5.0% 0.0% 5.0% Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 0.6% 3.7% 5 year range 2020 2021 5 year average Eggs incubators (2) November table type layer eggs in incubators up 4.7% YoY versus 2020 lows; tracking above 5 year average 30.0% 20.0% 10.0% 0.0% 10.0% 20.0% Jan Feb Mar Apr May Jun Jul Aug Sep Oct ov Dec year range 2020 2021 year average Egg type hatching (3) October egg type hatch down 9.4% YoY; monthly change tracking five year low 20.0% 10.0% 0.0% 10.0% 20.0% Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec year range 2020 2021 year average 2.8% 9.4% Pullets placed(4) October layer type pullet placements down 4.6% YoY; tracking well below five - year average 30.0% 20.0% 10.0% 0.0% - 10.0% 20.0% Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 0.8% 4.6% year range 2020 2021 year average

Key U.S. shell egg market drivers’ tables Average layer hen inventory(1) Average table egg laver hen inventory October 202 1) USDA NASS 2016 2017 2018 2019 2020 2021 year average vear max vear min YoY % 21 level vs year average Jan 302.5 321.7 329.0 340 337 5 327 2 340 321.7 3 1% 1.2% Feb 307 320.8 330.7 340.9 332.6 327 330.4 340.9 320.8 L7% 1.0% Mar 310.6 320.6 332 343 330.9 326.0 330.6 343 320.6 1.5% 14% Apr 310.7 320.1 332.1 341.9 327 322 328.9 341 320.1 l6% 1.9% Jun 310.3 3097 318.2 33L6 322.6 318.2 325 Mi 318.2 317 331 331.8 319.0 3176 323 331.9 3173 14% 0. 2.3% l8% Jul 309.6 3179 331.8 3294 316.7 319.1 323.0 331.8 316.7 0.7% 1.2% 311.7 319.8 332.8 330.5 318.0 319.6 324 332.8 318.0 05% 14% 3146 322.0 334 4 234* J2&6 333^ 320.7 321.3 3264 .3344 320.7 2m. 2&L 2m. 0.2% 0.6% 1.2% 319.3 328.5 339.0 338.6 325 N/A 330.2 339.0 319.3 N/A N/A Dec 32L7 330.0 341 7 340.5 326.9 N/A 332.1 341 7 321.7 N/A N/A| Eggs in incubators(2) Table type layer hen eggs in incubators November 202 1) / USDA NASS millions 2016 2017 2018 2019 2020 2021 year average year max year min YoY % change 21 level vs. 5 war aw rage Jan 48.0 40.2 46.7 51 47.6 507 47 514 40.2 6.7% 7.2% Feb 52.0 47 51 0 504 53 55 47 6.2% 8% Mar 55.1 51.9 56.2 53 1 60.0 54 - 60.0 22.1% 10.7% Apr 52.1 52.0 56.1 584 55 55 584 52.0 0% 0.4% May 52.3 3 56.1 55 - 49 52 56.1 48.3 8.7% 2.2% Jun 54 46.6 50.2 51 - 50.0 51 49 51 46.6 2.1% 2.4% Jul 441 414 46.2 47.6 46.1 50.5 46.4 50.5 414 9.6% 9.0% Aug 377 40.5 46 47 46.2
44 449 47 - 40.5 44% 1.6% Sep 42.8 40.7 50.0 47 446 46.1 50.0 40.7 6% 2% Oct 40.0 46.5 51 48 46.6 46.2 47 51 46.2 0.9% 3 5% Nov 41.1 45 45 48.1 446 46.7 448 48.1 41.1 47% 41% Dec 45 - 46 47 57 5047 47.80 53 17. N/A 53 45 N/A N/A Egg - type hatching (3) Table egg type hatch October 202 1) /USDAÄMS millions 2016 2017 2018 2019 2020 2021 - ear average vearmax vearmin 2021 2CG0 YoY 96 change 2ilevel \ 5.5 ear average Jan 478 454 S1.9 fR9 52.7 5& 51,3 559 454 3,5% 0.9% Feb 54,3 48.1 S0.1 522 48.1 52.3 502 .52.3 48.1 8.6% 0.9% Mar 9 S8J 7 ô6.2 62.3 577 62,9 55 10.9% - 09% Apr 513 .=2.8 fa 60.7 6lo 59 58.7 6l.O .=2.8 19% 0.9% Mav 573 ffl.8 60.8 »8 573 56.8 60.8 .=2.8 8.6% 09% Jun S7 49.7 SL9 SS8 52.8 555 49 3.1% 09% Jul 41.6 41.9 30.8 9 46.1 50.3 48.O 50.9 41 9.0% - 09% Aug 3 45.9 532 46.2 500 49.0 48.9 532 45 2.0% 09% Sep 44 - 42.7 49.6 504 SQO 49 484 504 42.7 1,5% 09% Oct 52.1 F0.6 45 51.0 5=5 9 94% 09% Nov 41.6 484 470 48.1 48.O N/A 46.6 484 41.6 N/A N/A Dec 46.7 464 459 518 N/A 47,3 5L8 45.7 N/A N/A YTD batching activity 4984 4873 540 5 536.6 523.2 53^ 9 523 540 5 4873 13» 14% Pullets placed(4) Layer type pullet placements October 202 1) / USDANASS 2016 2017 2018 2019 2020 2021 year average year max year mm YoY% change 21 level vs. - year average Jan 27.2 24.8 27.7 27.7 5 27.2 27.0 27.7 24.8 0.6% Feb 29 28.1 29 26.1 27 25 - 27.4 29 25 6.8% 6.3% Mar 26.9 27.7 28.2 27.9 25 3 27.7 29 25 Apr 27.8 27 5 28.8 28.9 27.7 29.4 28.5 29.4 27 6.1% 3 2% May 27.9 28.7
324 30.9 26.0 30 33 26.0 28.1% 9.9% Jun 5 24.7 29.2 25 27.8 28.0 27.0 29.2 24.7 0. 7% Jul 26.4 25 - 25 26.5 25 25 25 7 26.5 25 1.7% Aug 28.0 28.7 30 28.9 27.4 26.7 28.5 30 4 26.7 6.0% Sep 27.0 24.0 27.2 26.5 27.1 27 26.4 24.0 1. 3 4% Oct 25 28.0 28.8 27.2 5 26.2 27 28.8 26.2 Nov 26.3 28.6 28.9 28.8 27 N/A 28.0 28.9 26.3 N/A N/A Dec 28.1 26.4 27 26.2 28.6 N/A 3 28.6 26.2 N/A N/A

Key egg market indicators Urner Barry Southeast Large px dozen(1) FY average daily price Avian influenza outbreak $1.55 2015 $1.76 2016 $0.85 2017 $1.49 2018 $1.23 2019 $1.22 2020 $1.16 2021 $1.28 YTD 2022 U.S. consumer egg expenditures(2) Consistently higher annual $ retail shell egg spend (35 54 consumer demographic)$30 $40 $50 $60 $70 $80 $90 $82 $69 1/1/2015 $69 $61 1/1/2016 $66 $68 1/1/2017 $82 $67 1/1/2018 $73 $63 1/1/2019 $80 $71 1/1/2020 25 25 34 35 44 45 55 64 65 75+ Sensitivity feed ingredients Change in price per bushel corn $(0.87) (0.58) ; (0.29) $0.00 0.29 0.58 0.87 (82.50) 0.485 0 495 0.505 515 525 535 0 545 (55 00) 495 0.505 515 0.525 535 545 555 (27.50) 0.505 515 525 535 0.545 0 555 0.565 $0.00 515 525 0 535 545(a) 555 0.565 0 575 27.50 525 535 545 555 0.565 575 0.585 55 00 0 535 545 0 555 0.565 575 0.585 595 $ 82.50 0,545 555 0,565 575 0,585 0,595 0.60,5 CALM feed impact per dozen Commodity feed inputs have experienced high recent volatility Feed Costs (cents) 30 35 40 45 50 55 60 1Q16 1Q17 1Q18 1Q19 1Q20 1Q21 1Q22 $3.63 55 cents doz. $5.94 6.50 6.00 5.50 5.00 4.50 4.00 3.50 3.00 2.50 2.00 Feed Cost Corn Soy Corn - $1 per bushel Soy $100 per ton

Financial Highlights Income Statement Cal Maine Foods' select income statement highlights 13 Weeks Ended Fiscal Year Ended August 28, 2021 August 20, 2020 Mav 2Q, 2021 Mav 20.2020 Net sales $ 331,704 292,782 1,348,987 $ 1,351,609 Gross profit 6,645 16,765 160,661 179,588 Operating income (loss) (39,667) (27,223) (26,264) 1,269 Other income, net 5,803 1,698 16,315 18,790 Income (loss) before income taxes (33,864) (25,525) (9,949) 20,0.59 Net income (loss) attributable Cal Maine Foods, Inc. $ (18,026) (19,399) 2,060 18,391 Net income (loss) per common share attributable Cal Maine Foods, Inc.: Basic (0,37) (0.40) $ 0.04 O.38 Diluted Weighted average shares outstanding: (0.37) $ (0.40) 0.04 0.38 Basic 48,8.58 48,501 48,522 48,467 Diluted n 48,858 48,501 48,656 48,544

Financial Highlights Operating results Cal Maine Foods' select operating results 13 Weeks Ended Fiscal Ended August 28, 2021 August 20, 2020 Mav 2Q. 2021 Mav 30.2020 Dozen eggs sold (000) Conventional 184,487 195,238 785,446 813,255 Specialty 74,8q8 68,756 287.765 255.895 Total 259,385 263,994 1,073,211 1,069,150 Dozen eggs produced (000) 236,458 231,161 970,837 927,799 % Production 91.2% 87.6% 90.5% 86.8% Specialty sales (dozen) 28.9% 26.0% 26.8% 23.9% Specialty sales (dollars) 41.1% 36.8% 41.1% 36.8% Net average selling price (dozens) Conventional 0.989 0.796 0.976 1.021 Specialty 1 851 1.880 1.876 I.897 All shell eggs $ 1.238 1.078 1.217 $ 1.231 Farm production cost (per dozen produced) Feed 545 0.388 0.446 O.409 Other 353 0.328 0.320 0.320 Total 0.898 0.716 0.766 0.738 Outside egg purchases (average cost per dozen) 1.35 1.04 1.22 i.26(.

EBITDA reconciliation Non GAAP Measure – EBITDA EBITDA non GAAP measure and defined net income attributable Cal Maine Foods, Inc. plus interest, taxes, depreciation and amortization. The following table sets forth reconciliation EBITDA to net income attributable to Cal Maine Foods, Inc.: FYE FYE FYE FYE FYE YTD YTD $ooos 2017 2018 2019 2020 2021 Aue 20 Aue 21 Net income (loss) attributable Cal Maine Foods, Inc. (74,278) 125,932 54,229 18,391 2,060 (19,399) (18,026) Add: Interest expense 318 265 644 498 213 71 Add: Income tax expense (benefit) (39,867) (8,859) 15,743 1,731 (12,009) (6,126) (15,838) Add: Depreciation and amortization 49,113 54,026 54,650 58,103 59,477 14,744 17,389 EBITDA (64,714) 171,364 125,266 78,723 49,741 (10,710) (16417) nti - trust legal settlements & related fees 2,537 83,140 2,495 117 Adjusted EBITDA (62,177) 254,504 127,761 78,840 49,794 (10,710) (16,417)

Citations

Cal-Maine Foods

Slide 2 – Cal-Maine Foods' snapshot

1) Data as of CALM fiscal year-end 2021 unless otherwise noted.
2) *World Agricultural Supply and Demand Estimates* (WASDE). U.S. market share data is as of-calendar year-end; CALM percent of shell egg market share based on fiscal year egg disappearance data, which excludes breaking eggs and exports.
3) Source: Company filings and USDA. Cal-Maine Foods' layer hen flock at FYE 2021 ~37.8 million. As of June 1, 2021, USDA reports table type layer hen flock of ~316.3 million.
4) As of fiscal year-end 2021. In fiscal year 2021, the average monthly full time equivalent (FTE) for contingent workers utilized, in addition to our 3,286 colleagues, was 840.
5) Eggland's Best franchise territory includes Land O'Lakes market areas and includes investment in unconsolidated entity.
6) Non-GAAP EBITDA reconciliation located in Appendix.
7) Shell egg operations have run at or exceeded shell egg capacity as published in the most recent Form 10-K
8) Balance sheet leverage as Nov. 2021 following close of previously announced revolving facility.
9) Expressed as percent of fiscal year net stales. Percent of specialty sales are classified as nutritionally enhanced, cage-free, organic, brown eggs, pasture-raised and free-range eggs. Egg product sales and Other sales represent hard-cooked eggs, hatching eggs and other miscellaneous products, which are included with shell egg operations.
10) Select totals may not foot to published Company disclosures, including Forms 10-K, due to rounding.

Slide 4 – Position food portfolio to meet nutrition imperatives

1) Graziano Da Silva, Jose. "Feeding the World Sustainably." United Nations *UN Chronicle*. https://www.un.org/en/chronicle/article/feeding-world-sustainably. Retrieved on October 21, 2021.
2) Ranganathan, Janet. World Resources Institute. "How to Sustainably Feed 10 Billion People by 2050, in 21 Charts". December 5, 2018. https://www.wri.org/insights/how-sustainably-feed-10-billion-people-2050-21-charts. World Resources Institute. "Creating a Sustainable Food Future: Interim Findings." December 2, 2013. https://www.wri.org/research/creating-sustainable-food-future-interim-findings.
3) USDA. *Dietary Guidelines for Americans, 2020-2025* Chapter 2: Infants and Toddlers. Page 60. https://www.dietaryguidelines.gov/sites/default/files/2021-03/Dietary_Guidelines_for_Americans-2020-2025.pdf . Retrieved on November 19, 2021.
4) Morris, Saul S. "An egg for everyone: Pathways to universal access to one of nature's most nutritious foods." Wiley *Maternal and Child Nutrition*. March 17, 2018. https://onlinelibrary.wiley.com/doi/epdf/10.1111/mcn.12679. Retrieved on October 21, 2021.
5) United Nations. Goal 2: Zero Hunger. https://www.un.org/sustainabledevelopment/hunger/. Retrieved on October 21, 2021.
6) Zelman, Kathleen M. "Good Eggs: For Nutrition, They're Hard to Beat" Webmd.com. https://www.webmd.com/diet/features/good-eggs-for-nutrition-theyre-hard-to-beat#1 Retrieved on October 21, 2021 and Cal-Maine Foods' Fiscal Year 2020 *Scaling our Sustainability* report. We believe our finished eggs, which are nutrient dense, are important to help people meet their nutritional needs. With each egg, we deliver 70 calories and one serving, or six grams of protein, which comprises about 10 percent of the protein required to support a 2,000-calorie daily nutrition need.
7) Cal-Maine Foods' *Human Rights Statement*. https://www.calmainefoods.com/media/1189/cal-maine-foods-human-rights-statement-final.pdf.

Slide 5 – Drive favorable food portfolio mix while meeting customer needs

1) Company filings and other public disclosures. NASP is net average selling price per dozen.
2) Specialty sales are classified as nutritionally enhanced, cage-free, organic, brown, pasture-raised and free-range eggs.
3) Represents percent of net shell egg sales and excludes Other sales, including hard-cooked eggs, hatching eggs, other egg products, hens and manure, which are included with our shell egg operations.
4) Select totals may not foot due to rounding. Percent of market share data based on shell egg dozens sold. IRI multi-outlet retail data based on representative sampling. Data for 2017– 2020 as of calendar year-end. 2021 data as of October 21, 2021.

Slide 6 – Maintain operating resilience in challenging market

1) Quickstats.nass.udsa.gov. USDA monthly table egg layer hen inventory and table egg production. Data as of TTM for September in each calendar year. Table egg average productive layer hen flock excludes those numbers reported as being in molt.
2) USDA ERS. Annual U.S. per capita egg disappearance and Grade A Large pricing sourced from USDA ERS. https://www.ers.usda.gov/publications/pub-details/?pubid=102588. Retrieved on November 22, 2021. Consumer egg expenditures courtesy of Federal Reserve Bank of St. Louis. Data series CXU080110LB0101M . Retrieved on November 24, 2021.
3) Company filings. NASP is net average selling price per dozen shell eggs sold in fiscal year. Enterprise gross margins include impact of revenue tied to egg products and other items.

Slide 7 – Leverage production capabilities to capture efficiencies

1) Company filings. Select totals may not foot to reported numbers due to rounding.
2) Fiscal year 2020 egg expense totals include the impact of purchases from unconsolidated entity, Specialty Eggs, LLC.
3) Effective on May 30, 2021, the Company paid $48.5 million to acquire the remaining 50% membership interest in Red River, including certain liabilities. As a result of the acquisition, the entity became a wholly owned subsidiary of the Company. For more information, please review FY 2021 Form 10-K
4) Feed pricing inputs as observed on the Chicago Board of Trade. As of November 30, 2021.
5) Company 2021 Form 10-K. Excludes impact of grain capacity tied to Red River Valley Egg Farm.
6) Company 2021 Form 10-K.

26

Citations

Cal-Maine Foods

Slide 8 – Continued excellent service for blue-chip customer base

1) Data as of fiscal year 2021 unless noted. For more information about our revenue concentration, please review our most recent Form 10-K.
2) Includes investment in unconsolidated entity.
3) Eggs packed in USDA grademarked consumer packages labeled as cage-free must be produced by hens housed in a building, room, or enclosed area that allows for unlimited access to food, water, and provides the freedom to roam within the area during the laying cycle. Eggs packed in USDA-grademarked consumer packages labeled as free-range must be produced by hens housed in a building, room, or area that allows for unlimited access to food, water, and continuous access to the outdoors during their laying cycle. The outdoor area may be fenced and/or covered with netting-like material. USDA does not regulate pasture-raised claims; these are typically certified by third-party providers and husbandry conditions include

Slide 9 – Focus on improving our financial results

1) Company filings.
2) Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP measures. A reconciliation of these metrics to GAAP metrics is presented in the Appendix.
3) Company filings. EPS

Slide 10 – Build on strong acquisition and integration track record

1) For more information about Cal-Maine Foods' acquisition history, please review the most recent Form 10-K.
2) Market share data based on *Watt Poultry* "Top 25 U.S. Egg Producers in 2021" January 29, 2021 market survey rankings at CYE and then-current USDA U.S. table egg layer hen estimates.
3) Company press releases and filings.
4) On June 1, 2021, the Company announced it had closed the previously announced purchase of the remaining 50 percent joint venture membership interest in Red River Valley Egg Farm, LLC, from Rose Acres Farm, Inc.

Slide 11 – Poised to supply transitioning shell egg demand

1) Flock data for table egg layer hens in the United States unless otherwise noted. CALM's Eggland's Best® and Farmhouse Eggs® are certified as GMO-free by USDA-accredited certifying agents.
2) *Hen Housing Requirements by State*. United Egg Producers. June 8, 2021. Enhanced space in-state production or sale requirements. Source: United Egg Producers as of August 2021 and preliminary U.S. Census data for CY 2020.
3) USDA table egg layer flock estimates as of November 26, 2021. https://www.ams.usda.gov/sites/default/files/media/Egg%20Markets%20Overview.pdf. Retrieved on November 29, 2021.
4) Per United Egg Producers article published Feb. 2020 "Meeting cage-free commitments impossible for egg producers." https://www.feedstuffs.com/news/meeting-cage-free-commitments-impossible-egg-producers.
5) Based on capital required for industry to transition cage-free layer flock to ~70% of U.S. domestic layer flock for 2026 expected domestic needs for cage-free eggs.
6) Company filings and news releases. Include the impact of the October, 2021 announced $23 million investment in cage-free capabilities in Florida location.
7) Company filings.
8 Includes IRI data for cage-free, free-range and pasture-raised eggs. Percent of market share data based on shell egg dozens sold in prior 52 weeks and share of sampled consumer retail spend for eggs sold for prior 52 weeks in CY 2021. IRI multi-outlet retail data based on representative market sampling as of November 14, 2021.

Slide 12 – Evolving our strong human capital focus

1) Occupational Safety and Health Administration (OSHA) total recordable incident rate (TRIR) for Cal-Maine Foods as of 2021 fiscal year end. Poultry-raising NAICS sector 1123 TRIR data as of CY 2020, the most recent year in which the Bureau of Labor Statistics (BLS) released data.
2) Cal-Maine Foods' *Human Rights Statement*. https://www.calmainefoods.com/media/1189/cal-maine-foods-human-rights-statement-final.pdf.
3) Cal-Maine Foods' weekly average wages most recent four fiscal quarters. Industry wages for states in which Cal-Maine Foods employs workers as reported by the Bureau or Labor Statistics for NAICS 1123, poultry and egg production industry, for prior four calendar quarters (2Q, 3Q, 4Q CY 2020 and 1Q CY 2021).

Slide 13 – Scaling our commitment to sustainability

1) As of November 1, 2021. For description of ISS ESG Ratings and Rankings visit https://www.issgovernance.com/esg/ratings/.
2) In each of fiscal years 2019, 2020 and 2021 we did not participate in any voluntary or involuntary market recalls for our products. In each of those fiscal years, we did not seek to market any notable quantities of our products to jurisdictions with market bars.
3) As of June 1, 2021, our enterprise transitioned to certify against SQF Edition 9 standards. SQF certification comprises the processing of fresh shell eggs that lead to finished eggs.
4) FAO.org. Emissions intensities. http://www.fao.org/faostat/en/#data/EI
5) Animal feeding operations that meet the regulatory definition of a CAFO may be regulated in accordance with the EPA's NPDES permitting requirements. A key element of NPDES permitting is a compliant nutrient management plan (NMP).
6) For more information about our blue, green and gray water management practices, please visit *Scaling our Sustainability*, our fiscal year 2020 Sustainability Report. https://www.calmainefoods.com/media/1188/calm-fy2020-sustainability-report.pdf.
7) The UEP Certified Program addresses the Five Freedoms of Animal Welfare, which seeks to help drive excellent care and quality of life for animals engaged in fresh shell egg production. https://uepcertified.com/
8) Board composition as of 1Q FY 2022. For more information about our Board of Directors' composition, please review Cal-Maine Foods' most recent Form 10-K.

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Slide 14 – Execute against capital allocation priorities

1) Company filings. Share repurchases of ~$1 million annually used for payment of taxes on incentive stock vested are omitted.
2) Cash and cash equivalents and investments available for sale (AFS).
3) Pipeline data as of 1Q FY 2022. Select totals may not foot to reported numbers due to rounding.

Slide 15 – Key takeaways for CALM positioning

1) Fiscal year 2021 shell eggs volumes. Source: Company filings.

Slide 17 – We are proud of our proven and highly efficient operating expertise

1) Data as of fiscal year-end 2021 unless otherwise noted.
2) Company filings. Flock composition as of period-end 1Q FY 2022.

Slide 18 – Key U.S. shell egg market drivers' visualizations

1) USDA productive layer hen inventories as of November 1. Excludes layer hens reported as in molt. Source USDA. https://quickstats.nass.usda.gov/results/85190AC8-65EA-37FC-AF1F-334AD960A63F . Retrieved on November 23, 2021.
2) USDA table egg production activity through October 2021. Source: USDA. https://quickstats.nass.usda.gov/results/3A1CFC3B-28FC-39B0-8302-6107FEDA0887. Retrieved on November 23, 2021.
3) USDA breaking egg operations activity through September 2021. Source: https://quickstats.nass.usda.gov/results/5B1400F-78FC-3CDA-B149-644D88372D5C. Retrieved on November 23, 2021.
4) USDA chicken egg type hatched, measured in head, as of October 1, 2021. Source: https://quickstats.nass.usda.gov/results/80E6BF71-C1BC-308B-8E75-32E8AAECFB07. Retrieved on November 26, 2021.

Slide 19 – Key U.S. shell egg market drivers' tables

1) USDA productive layer hen inventories as of November 1. Excludes layer hens reported as in molt. Source USDA. https://quickstats.nass.usda.gov/results/85190AC8-65EA-37FC-AF1F-334AD960A63F . Retrieved on November 23, 2021.
2) USDA table egg production activity through October 2021. Source: USDA. https://quickstats.nass.usda.gov/results/3A1CFC3B-28FC-39B0-8302-6107FEDA0887. Retrieved on November 23, 2021.
3) USDA breaking egg operations activity through September 2021. Source: https://quickstats.nass.usda.gov/results/5B1400F-78FC-3CDA-B149-644D88372D5C. Retrieved on November 23, 2021.
4) USDA chicken egg type hatched, measured in head, as of October 1, 2021. Source: https://quickstats.nass.usda.gov/results/80E6BF71-C1BC-308B-8E75-32E8AAECFB07. Retrieved on November 26, 2021.

Slide 20 – Key U.S. shell egg market drivers' visualizations

1) USDA average layer hen inventory for month of reporting as of October 2021. https://quickstats.nass.usda.gov/results/CB01A3BF-DE28-34C4-BDDA-D5A52CCC9AD5. Retrieved on November 26, 2021.
2) USDA layer type eggs in incubators as of November 1, 2021. https://quickstats.nass.usda.gov/results/4694F3B4-B026-3178-8126-F8A25DCA43C7. Retrieved on November 27, 2021.
3) USDA hatching egg-type production as of October 1, 2021. https://quickstats.nass.usda.gov/results/80E6BF71-C1BC-308B-8E75-32E8AAECFB07. Retrieved on November 27, 2021.
4) USDA layer-type pullet placements as of October 1, 2021. https://quickstats.nass.usda.gov/results/C2D891EC-171A-39EB-B7DF-EC710DCA9362. Retrieved on November 27, 2021.

Slide 21 – Key U.S. shell egg market drivers' tables

1) USDA average layer hen inventory for month of reporting as of October 2021. https://quickstats.nass.usda.gov/results/CB01A3BF-DE28-34C4-BDDA-D5A52CCC9AD5. Retrieved on November 26, 2021.
2) USDA layer type eggs in incubators as of November 1, 2021. https://quickstats.nass.usda.gov/results/4694F3B4-B026-3178-8126-F8A25DCA43C7. Retrieved on November 27, 2021.
3) USDA hatching egg-type production as of October 1, 2021. https://quickstats.nass.usda.gov/results/80E6BF71-C1BC-308B-8E75-32E8AAECFB07. Retrieved on November 27, 2021.
4) USDA layer-type pullet placements as of October 1, 2021. https://quickstats.nass.usda.gov/results/C2D891EC-171A-39EB-B7DF-EC710DCA9362. Retrieved on November 27, 2021.

Slide 22 – Key egg market indicators

1) Urner Barry Southeast Large Grade A pricing as of November 26, 2021.
2) Federal Reserve Bank of St. Louis. Egg expenditures by age. Series: CXU080110LB0402M, CXU080110LB0403M, CXU080110LB0404M, CXU080110LB0405M, CXU080110LB0406M, CXU080110LB0408M, CXU080110LB0409M. https://fredhelp.stlouisfed.org. Retrieved on November 1, 2021.

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